 As filed with the U.S. Securities and Exchange Commission on February 17, 2005

                          Registration No. 333-111385
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933 [ ]
                        POST-EFFECTIVE AMENDMENT NO. [1]

                                   ----------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                              (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 29 [X]
                        (Check Appropriate Box or Boxes)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)

                                   ----------

                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON 02117
                (Name and complete address of agent for service)

                                   ----------

                                    Copy to:
                            THOMAS C. LAUERMAN, Esq.
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                                   ----------

It is proposed that this filing become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

     [ ] on May 1, 2004 pursuant to paragraph (b) of Rule 485

     [X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

     [ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

--------------------------------------------------------------------------------

                          Prospectus dated
                                           -----


                                for interests in
                      John Hancock Variable Life Account S

                       Interests are made available under

--------------------------------------------------------------------------------
                       PERFORMANCE EXECUTIVE VARIABLE LIFE
--------------------------------------------------------------------------------
      a flexible premium variable universal life insurance policy issued by

                 JOHN HANCOCK LIFE INSURANCE COMPANY ("JHVLICO")

       The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

Science & Technology           U.S. Global Leaders Growth   American Growth - Income
Pacific Rim                    Quantitative All Cap         Equity-Income
Health Sciences                All Cap Core                 American Blue Chip Income & Growth
Emerging Growth                Large Cap Growth             Income & Value
Small Cap Growth               Total Stock Market Index     Managed
Emerging Small Company         Blue Chip Growth             PIMCO VIT All Asset Portfolio
Small Cap                      U.S. Large Cap               Global Allocation
Small Cap Index                Core Equity                  High Yield
Small Company                  Strategic Value              U.S. High Yield Bond
Dynamic Growth                 Large Cap Value              Strategic Bond
Mid Cap Stock                  Classic Value                Strategic Income
Natural Resources              Utilities                    Global Bond
All Cap Growth                 Real Estate Securities       Investment Quality Bond
Strategic Opportunities        Small Cap Opportunities      Total Return
Financial Services             Small Cap Value              Real Return Bond
International Opportunities    Small Company Value          Bond Index
International Stock            Special Value                Bond Index B
International Small Cap        Mid Value                    Core Bond
International Equity Index     Mid Cap Value                Active Bond
International Equity Index B   Value                        U.S. Government Securities
Overseas Equity                All Cap Value                Short-Term Bond
American International         Growth & Income II           Money Market
International Value            500 Index                    Money Market B
Quantitative Mid Cap           500 Index B                  Lifestyle Aggressive 1000
Mid Cap Index                  Fundamental Value            Lifestyle Growth 820
Mid Cap Core                   Growth & Income              Lifestyle Balanced 640
Global                         Large Cap                    Lifestyle Moderate 460
Capital Appreciation           Quantitative Value           Lifestyle Conservative 280
American Growth

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

     . The first section is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

     . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

     . Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

     . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 32.

     . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page 12 of this prospectus for a brief description of the Series Funds.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 5.

Contents of this section                                       Beginning on page
------------------------                                       -----------------
The Nature of the Policy ...................................            5
Summary of Policy Benefits .................................            5
   Death Benefit ...........................................            5
   Surrender of the Policy .................................            5
   Partial Withdrawals .....................................            5
   Policy Loans ............................................            5
   Optional Benefit Riders .................................            6
   Investment Options ......................................            6
Summary of Policy Risks ....................................            6
   Lapse Risk ..............................................            6
   Investment Risk .........................................            6
   Transfer Risk ...........................................            6
   Market Timing Risk ......................................            6
   Tax Risks ...............................................            7
Fee Tables .................................................            8
Your Investment Options ....................................           13
Description of JHVLICO .....................................           17
Description of John Hancock Variable Life Account S ........           18
Description of the Underlying Funds ........................           18
   Voting privileges that you will have ....................           18
   Changes we can make to a Series Fund or the Account .....           19
The Fixed Investment Option ................................           19
Premiums ...................................................           19
   Planned Premiums ........................................           19
   Minimum premium payments ................................           20
   Maximum premium payments ................................           20
   Ways to pay premiums ....................................           20
   Processing premium payments .............................           20
Lapse and reinstatement ....................................           21
The Death Benefit ..........................................           21
   Limitations on payment of death benefit .................           21
   Basic Sum Insured vs. Additional Sum Insured ............           21
   The minimum insurance amount ............................           22
   When the insured person reaches 100 .....................           22
   Requesting an increase in coverage ......................           22
   Requesting a decrease in coverage .......................           22
   Change of death benefit option ..........................           23
   Effective date of certain policy transactions ...........           23
   Tax consequences of coverage changes ....................           23
   Your beneficiary ........................................           23
   Ways in which we pay out policy proceeds ................           23
   Changing a payment option ...............................           23
   Tax impact of payment option chosen .....................           23
The Account Value ..........................................           24
   Commencement of investment performance ..................           24

Contents of this section                                       Beginning on page
------------------------                                       -----------------
   Allocation of future premium payments ...................           24
   Transfers of existing account value .....................           24
Surrender and Partial Withdrawals ..........................           25
   Full surrender ..........................................           25
   Partial withdrawals .....................................           25
Policy loans ...............................................           25
   Repayment of policy loans ...............................           26
   Effects of policy loans .................................           26
Description of Charges at the Policy Level .................           26
   Deductions from premium payments ........................           26
   Deductions from account value ...........................           26
   Additional information about how certain policy
      charges work .........................................           27
Description of Charges at the Fund Level ...................           28
Other Policy Benefits, Rights and Limitations ..............           28
   Optional benefit riders you can add .....................           28
   Variations in policy terms ..............................           28
   Procedures for issuance of a policy .....................           29
   Changes that we can make as to your policy ..............           30
   The owner of the policy .................................           30
   Policy cancellation right ...............................           30
   Reports that you will receive ...........................           30
   Assigning your policy ...................................           31
   When we pay policy proceeds .............................           31
   How you communicate with us .............................           31
Tax considerations .........................................           32
   General .................................................           33
   Policy proceeds .........................................           33
   Other policy distributions ..............................           33
   Diversification rules and ownership of the Account ......           33
   7-pay premium limit .....................................           34
   Corporate and H.R. 10 plans .............................           34
Legal matters ..............................................           35
Financial Statements Reference .............................           35
Registration statement filed with the SEC ..................           35
Accounting experts .........................................           35

                          SUMMARY OF BENEFITS AND RISKS

The Nature of the Policy

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of Policy Benefits

Death Benefit

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death, or
          (2) the minimum insurance amount.

Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans. This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     .    the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     .    minus all charges we deduct, and

     .    minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed on page 20.

Partial Withdrawals

     You may make a partial withdrawal of your surrender value at any time. Generally, each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy Loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of Policy Risks

Lapse Risk

     If the account value of your policy is insufficient to pay the charges when due, your policy can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse.

Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Market Timing Risk

     Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage the fund's investment portfolio in accordance with the fund's investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see page __) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see page __). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and
(iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.


Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw account value, or transfer account value between investment options.

-------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Fees
-------------------------------------------------------------------------------------------------------------------------
              Charge                           When Charge is Deducted                         Amount Deducted
-------------------------------------------------------------------------------------------------------------------------
Maximum premium charge              Upon payment of premium                        10% of each premium paid
-------------------------------------------------------------------------------------------------------------------------
Maximum partial withdrawal charge   Upon making a partial withdrawal               $50
-------------------------------------------------------------------------------------------------------------------------
Maximum transfer charge             Upon each transfer into or out of a variable   $25 (currently $0)/(1)/
                                    investment option beyond an annual limit of
                                    not less than 12
-------------------------------------------------------------------------------------------------------------------------
Maximum increase in Basic Sum       Upon increase in the Basic Sum Insured after   $25.18 per $1,000 of increase in Basic
Insured charge                      issue                                          Sum Insured
-------------------------------------------------------------------------------------------------------------------------

/(1)/ This charge is not currently imposed, but we reserve the right to do so in the policy.

     The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

--------------------------------------------------------------------------------------------------------------------
                                 Periodic Charges Other Than Fund Operating Expenses
--------------------------------------------------------------------------------------------------------------------
                                                                            Amount Deducted
                                  When Charge is   -----------------------------------------------------------------
           Charge                    Deducted              Guaranteed Rate                     Current Rate
--------------------------------------------------------------------------------------------------------------------
Cost of insurance charge:/(1)/
   Minimum charge                 Monthly          $0.09 per $1,000 of AAR           $0.02 per $1,000 of AAR
   Maximum charge                 Monthly          $83.33 per $1,000 of AAR          $83.33 per $1,000 of AAR
   Charge for representative      Monthly          $ 0.38 per $1,000 of AAR          $ 0.07 per $1,000 of AAR
   insured person
--------------------------------------------------------------------------------------------------------------------
Issue charge:/(2)/

   Minimum charge                 Monthly          $0.15 per $1,000 of Basic Sum     $0.15 per $1,000 of Basic Sum
                                                   Insured at issue                  Insured at issue
   Maximum charge                 Monthly          $1.80 per $1,000 of Basic Sum     $1.80 per $1,000 of Basic Sum
                                                   Insured at issue                  Insured at issue
   Charge for representative      Monthly          $0.47 per $1,000 of Basic Sum     $0.47 per $1,000 of Basic Sum
   insured person                                  Insured at issue                  Insured at issue
--------------------------------------------------------------------------------------------------------------------
Administrative charge             Monthly          $9                                $9
--------------------------------------------------------------------------------------------------------------------
Asset-based risk charge/(3)/      Monthly          .04% of account value in policy   .03% of account value in policy
                                                   years 1-10                        years 1-10
                                                   .01% of account value in policy   .01% of account value in policy
                                                   year 11 and thereafter            year 11 and thereafter
--------------------------------------------------------------------------------------------------------------------
Maximum policy loan interest      Accrues daily    3.75%                             3.75%
rate/(4)/                         Payable
                                  annually
--------------------------------------------------------------------------------------------------------------------

/(1)/ The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 20 year old female super preferred underwriting risk. The "maximum" rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard tobacco underwriting risk. This includes the so-called "extra mortality charge." The "representative insured person" referred to in the table is a 45 year old male standard non-tobacco underwriting risk with a policy in the first policy year. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

/(2)/ This charge is determined by multiplying the Basic Sum Insured at issue by the applicable rate. The rates vary by the sex and issue age of the insured person. The "minimum" rate shown in the table is for a 15 year old female. The "maximum" rate shown in the table is for a 90 year old male. The "representative insured person" referred to in the table is a 45 year old male.

/(3)/ This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to any fixed investment option.

/(4)/ 3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.50% for policy years 11-20 and, under our current rules, is 3.0% thereafter. The amount of any loan is transferred from the investment options toa special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

------------------------------------------------------------------------------------------------------
                                             Rider Charges
------------------------------------------------------------------------------------------------------
                                              When Charge is
                   Charge                        Deducted                  Amount Deducted
------------------------------------------------------------------------------------------------------
Enhanced Cash Value Rider                     Upon payment     1% of all Qualifying Premiums paid in
                                              of premium       policy years 1-8/(1)/
------------------------------------------------------------------------------------------------------
Disability Waiver of Charges Rider:/(2)/
   Minimum charge                             Monthly          5.62% of all other monthly charges
   Maximum charge                             Monthly          20.38% of all other monthly charges
   Charge for representative insured person   Monthly          6.69% of all other monthly charges
------------------------------------------------------------------------------------------------------
Disability Payment of Specified Premium
Rider:/(3)/
   Minimum charge                             Monthly          $15.90 per $1,000 of Specified Premium
   Maximum charge                             Monthly          $198.67 per $1,000 of Specified Premium
   Charge for representative insured person   Monthly          $51.66 per $1,000 of Specified Premium
------------------------------------------------------------------------------------------------------

/(1)/ The "Qualifying Premium" for each policy year is the lesser of the premiums actually paid in the policy year and the Limiting Premium for that policy year. The "Limiting Premium" for each policy year is determined at the time the rider is issued and will appear in the "Policy Specifications" section of the policy.

/(2)/ The charge for this rider is determined by multiplying the total of all monthly charges (other than the charge for the rider) by the applicable rate. The rates vary by the issue age and the disability insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 15 year old standard or preferred underwriting risk. The "maximum" rate shown in the table is for a 55 year old substandard underwriting risk. The "representative insured person" referred to in the table is a 45 year old standard or preferred underwriting risk.

/(3)/ The charge for this rider is determined by multiplying the Specified
     Premium by the applicable rate. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 15 year old male standard non-tobacco underwriting risk. The "maximum" rate shown in the table is for a 54 year old female substandard tobacco underwriting risk. The "representative insured person" referred to in the table is a 45 year old male standard non-tobacco underwriting risk.

     The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees and other expenses.

--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           Minimum   Maximum
--------------------------------------------------------------------------------
Range of expenses, including
management fees, distribution and/
or service (12b-1) fees, and other
expenses                                                        0.21%     1.44%
--------------------------------------------------------------------------------

     The next table describes fund level fees and expenses for each of the funds, as a percentage of the fund's average net assets for the fiscal year ending December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Total Fund                      Total Fund
                                                     Distribution    Other Operating     Operating                       Operating
                                      Investment         and            Expenses         Expenses                         Expenses
                                      Management   Service (12b-1)       Without          Without         Expense           With
              Fund Name                   Fee            Fees         Reimbursement    Reimbursement   Reimbursement   Reimbursement
------------------------------------------------------------------------------------------------------------------------------------
John Hancock Variable Series
Trust I - NAV Class Shares/(1)/:
------------------------------------------------------------------------------------------------------------------------------------
Science & Technology...............      0.13%           N/A              0.08%            0.21%           0.00%           0.21%
------------------------------------------------------------------------------------------------------------------------------------
Pacific Rim........................      0.75%           N/A              0.07%            0.82%           0.00%           0.82%
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences....................      0.80%           N/A              0.06%            0.86%           0.00%           0.86%
------------------------------------------------------------------------------------------------------------------------------------
Emerging Growth....................      0.96%           N/A              0.11%            1.07%           0.01%           1.06%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth...................      0.67%           N/A              0.06%            0.73%           0.00%           0.73%
------------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company.............      0.79%           N/A              0.11%            0.90%           0.01%           0.89%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap..........................      1.05%           N/A              0.14%            1.19%           0.04%           1.15%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Index....................      0.96%           N/A              0.10%            1.06%           0.00%           1.06%
------------------------------------------------------------------------------------------------------------------------------------
Small Company......................      0.95%           N/A              0.11%            1.06%           0.01%           1.05%
------------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth.....................      1.01%           N/A              0.20%            1.21%           0.10%           1.11%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock......................      0.17%           N/A              0.05%            0.22%           0.00%           0.22%
------------------------------------------------------------------------------------------------------------------------------------
Natural Resources..................      1.13%           N/A              0.31%            1.44%           0.00%           1.44%
------------------------------------------------------------------------------------------------------------------------------------
All Cap Growth.....................      0.98%           N/A              0.09%            1.07%           0.00%           1.07%
------------------------------------------------------------------------------------------------------------------------------------
Strategic Opportunities............      1.00%           N/A              0.25%            1.25%           0.00%           1.25%
------------------------------------------------------------------------------------------------------------------------------------
Financial Services.................      0.80%           N/A              0.06%            0.86%           0.00%           0.86%
------------------------------------------------------------------------------------------------------------------------------------
International Opportunities........      0.68%           N/A              0.06%            0.74%           0.00%           0.74%
------------------------------------------------------------------------------------------------------------------------------------
International Stock................      0.60%           N/A              0.07%            0.67%           0.00%           0.67%
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap............      0.14%           N/A              0.10%            0.24%           0.00%           0.24%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index.........      0.61%           N/A              0.09%            0.70%           0.00%           0.70%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index B.......      0.70%           N/A              0.07%            0.77%           0.00%           0.77%
------------------------------------------------------------------------------------------------------------------------------------
Overseas Equity....................      0.80%           N/A              0.15%            0.95%           0.05%           0.90%
------------------------------------------------------------------------------------------------------------------------------------
American International.............      0.85%           N/A              0.13%            0.98%           0.00%           0.98%
------------------------------------------------------------------------------------------------------------------------------------
International Value................      0.25%           N/A              0.06%            0.31%           0.00%           0.31%
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap...............      0.75%           0.25%            0.38%            1.38%           0.00%           1.38%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index......................      0.73%           0.10%            0.17%            1.00%           0.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Core.......................      0.58%           0.10%            0.09%            0.77%           0.00%           0.77%
------------------------------------------------------------------------------------------------------------------------------------
Global.............................      0.75%           N/A              0.13%            0.88%           0.00%           0.88%
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation...............
------------------------------------------------------------------------------------------------------------------------------------
American Growth....................
------------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth.........
------------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap...............
------------------------------------------------------------------------------------------------------------------------------------
All Cap Core.......................
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth...................
------------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index...........
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth...................
------------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap.....................
------------------------------------------------------------------------------------------------------------------------------------
Core Equity........................
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value....................
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value....................
------------------------------------------------------------------------------------------------------------------------------------
Classic Value......................
------------------------------------------------------------------------------------------------------------------------------------
Utilities..........................
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities.............
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Total Fund                      Total Fund
                                                     Distribution    Other Operating     Operating                       Operating
                                      Investment         and            Expenses          Expenses                        Expenses
                                      Management   Service (12b-1)       Without          Without         Expense           With
             Fund Name                    Fee            Fees         Reimbursement    Reimbursement   Reimbursement   Reimbursement
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities............
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value....................
------------------------------------------------------------------------------------------------------------------------------------
Small Company Value ...............
------------------------------------------------------------------------------------------------------------------------------------
Special Value......................
------------------------------------------------------------------------------------------------------------------------------------
Mid Value..........................
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value......................
------------------------------------------------------------------------------------------------------------------------------------
Value..............................
------------------------------------------------------------------------------------------------------------------------------------
All Cap Value......................
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income II.................
------------------------------------------------------------------------------------------------------------------------------------
500 Index..........................
------------------------------------------------------------------------------------------------------------------------------------
500 Index B........................
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value..................
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income....................
------------------------------------------------------------------------------------------------------------------------------------
Large Cap..........................
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Value.................
------------------------------------------------------------------------------------------------------------------------------------
American Growth - Income...........
------------------------------------------------------------------------------------------------------------------------------------
Equity-Income......................
------------------------------------------------------------------------------------------------------------------------------------
American Blue Chip Income
   & Growth........................
------------------------------------------------------------------------------------------------------------------------------------
Income & Value.....................
------------------------------------------------------------------------------------------------------------------------------------
Managed............................
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio......
------------------------------------------------------------------------------------------------------------------------------------
Global Allocation..................
------------------------------------------------------------------------------------------------------------------------------------
High Yield.........................
------------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond...............
------------------------------------------------------------------------------------------------------------------------------------
Strategic Bond.....................
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income...................
------------------------------------------------------------------------------------------------------------------------------------
Global Bond........................
------------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond............
------------------------------------------------------------------------------------------------------------------------------------
Total Return.......................
------------------------------------------------------------------------------------------------------------------------------------
Real Return Bond...................
------------------------------------------------------------------------------------------------------------------------------------
Bond Index.........................
------------------------------------------------------------------------------------------------------------------------------------
Bond Index B.......................
------------------------------------------------------------------------------------------------------------------------------------
Core Bond..........................
------------------------------------------------------------------------------------------------------------------------------------
Active Bond........................
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities.........
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond....................
------------------------------------------------------------------------------------------------------------------------------------
Money Market.......................
------------------------------------------------------------------------------------------------------------------------------------
Money Market B.....................
------------------------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000..........
------------------------------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820...............
------------------------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640.............
------------------------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460.............
------------------------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280.........
------------------------------------------------------------------------------------------------------------------------------------

/(1)/ Under its current investment management agreements with the John Hancock
     Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund (other than the International Equity Index, Overseas Equity B, Health Sciences and Global Bond funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST. Percentages shown for the Overseas Equity B fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2004, was in effect for all of 2003. The percentages shown for the International Equity Index Fund reflect (a) the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this Fund. The percentages shown for the Overseas Equity B, Health Sciences and Global Bond funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and include the operating expenses and average daily net assets of the fund's predecessor prior to April 25, 2003.

(2) Mid Cap Value B was formerly "Small/Mid Cap CORE(SM)," Mid Cap Growth was formerly "Small/Mid Cap Growth," and Overseas Equity B was formerly "International Opportunities." "CORE(SM)" is a service mark of Goldman, Sachs & Co.

(3) A portion of the brokerage commissions that each of the Fidelity VIP(R) funds pays may be reimbursed and used to reduce that fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the custodian expenses of the Fidelity(R) VIP Overseas Fund and the Fidelity(R) VIP Contrafund. Including the reductions for reimbursed brokerage commissions and custodian credit offsets, the total operating expenses shown for the Service Class of the Fidelity(R) VIP Overseas Fund and Fidelity(R) VIP Contrafund would have been 0.96% and 0.75%, respectively.

(4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses" for MFS Investors Growth Stock would equal 0.87%.

Your Investment Options

     The assets of each sub-account of the Variable Account (except those invested in the International Equity Index Fund and the All Asset Portfolio) are invested in either Series I or Series II shares of a corresponding investment portfolio of the Trust. The Trust is registered under the 1940 Act as an open-end management investment company. The Trust receives investment advisory services from John Hancock Investment Management Services, LLC ("JHIMS LLC") (formerly, Manufacturers Securities Services, LLC).

     Each of the Trust portfolios, except the Lifestyle Trusts, is subject to a Rule 12b-1 fee of 0.15% of a portfolio's Series I net assets and 0.35% of a portfolio's Series II net assets (0.75% of a Series II net assets in the case of a American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust). Each Lifestyle Trust invests in portfolios that are subject to Rule 12b-1 fees.

     The International Equity Index Fund is a series of the John Hancock Variable Series Trust I (the "VST Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the International Equity Index Fund subaccount are invested in Series II shares of the International Equity Index Fund which is subject to a 0.60% Rule 12b-1 fee (except in the case of contracts issued prior to May 13, 2002 where the assets are invested in Series I shares of the International Equity Index Fund which are subject to a 0.40% Rule 12b-1 fee). The VST Trust receives investment advisory services from John Hancock Life Insurance Company and the International Equity Index Trust portfolio is subadvised by SSgA Funds Management, Inc.

     The All Asset Portfolio is a series of the PIMCO Variable Insurance Trust (the "PIMCO Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the All Asset Portfolio subaccounts are invested in Class M shares of the All Asset Portfolio which is subject to a 0.25% Rule 12b-1 fee. The PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO").

--------------------------------------------------------------------------------
Portfolio                      Portfolio Manager             General Description
--------------------------------------------------------------------------------
Science & Technology           T. Rowe Price Associates,
                               Inc. (T. Rowe Price)
--------------------------------------------------------------------------------
Pacific Rim                    MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
Health Sciences                T. Rowe Price Associates,
                               Inc. (T. Rowe Price)
--------------------------------------------------------------------------------
Emerging Growth                MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
Small Cap Growth               Wellington Management
                               Company, LLP (Wellington
                               Management)
--------------------------------------------------------------------------------
Emerging Small Company         Franklin Templeton
--------------------------------------------------------------------------------
Small Cap                      Independence Investment LLC
--------------------------------------------------------------------------------
Small Cap Index                MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
Small Company                  American Century Investment
                               Management, Inc. (American
                               Century)
--------------------------------------------------------------------------------
Dynamic Growth                 Deutsche Asset Management
                               (DeAM)
--------------------------------------------------------------------------------
Mid Cap Stock                  Wellington Management
                               Company, LLP (Wellington
                               Management)
--------------------------------------------------------------------------------
Natural Resources              Wellington Management
                               Company, LLP (Wellington
                               Management)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio                      Portfolio Manager             General Description
--------------------------------------------------------------------------------
All Cap Growth                 A I M Capital Management,
                               Inc. (AIM)
--------------------------------------------------------------------------------
Strategic Opportunities        Fidelity Management &
                               Research Company (Fidelity)
--------------------------------------------------------------------------------
Financial Services             Davis Advisors (Davis)
--------------------------------------------------------------------------------
International Opportunities    Marsico Capital Management,
                               LLC
--------------------------------------------------------------------------------
International Stock            Deutsche Asset Management
                               Investment Services Ltd
                               (DeAMIS)
--------------------------------------------------------------------------------
International Small Cap        Franklin Templeton
--------------------------------------------------------------------------------
International Equity Index     SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
International Equity Index B   SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
Overseas Equity                Capital Guardian Trust
                               Company (Capital Guardian)
--------------------------------------------------------------------------------
American International         American Insurance Funds
--------------------------------------------------------------------------------
International Value            Franklin Templeton
--------------------------------------------------------------------------------
Quantitative Mid Cap           MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
Mid Cap Index                  MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
Mid Cap Core                   A I M Capital Management,
                               Inc. (AIM)
--------------------------------------------------------------------------------
Global                         Franklin Templeton
--------------------------------------------------------------------------------
Capital Appreciation           Jennison Associates LLC
                               (Jennison)
--------------------------------------------------------------------------------
American Growth                American Insurance Funds
--------------------------------------------------------------------------------
U.S. Global Leaders Growth     Sustainable Growth Advisers,
                               LP (SGA)
--------------------------------------------------------------------------------
Quantitative All Cap           MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
All Cap Core                   Deutsche Asset Management
                               (DeAM)
--------------------------------------------------------------------------------
Large Cap Growth               Fidelity Management &
                               Research Company (Fidelity)
--------------------------------------------------------------------------------
Total Stock Market Index       MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
Blue Chip Growth               T. Rowe Price Associates,
                               Inc. (T. Rowe Price)
--------------------------------------------------------------------------------
U.S. Large Cap                 Capital Guardian Trust
                               Company (Capital Guardian)
--------------------------------------------------------------------------------
Core Equity                    Legg Mason Funds Management,
                               Inc (LMFM)
--------------------------------------------------------------------------------
Strategic Value                MFS Investment Management
                               (MFS)
--------------------------------------------------------------------------------
Large Cap Value                Mercury Advisors
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio                      Portfolio Manager             General Description
--------------------------------------------------------------------------------
Classic Value                  Pzena Investment Management,
                               LLC (PIM)
--------------------------------------------------------------------------------
Utilities                      MFS Investment Management
                               (MFS)
--------------------------------------------------------------------------------
Real Estate Securities         Deutsche Asset Management
                               (DeAM)
--------------------------------------------------------------------------------
Small Cap Opportunities        Munder Capital Management
                               (Munder)
--------------------------------------------------------------------------------
Small Cap Value                Wellington Management
                               Company, LLP (Wellington
                               Management)
--------------------------------------------------------------------------------
Small Company Value            T. Rowe Price Associates,
                               Inc. (T. Rowe Price)
--------------------------------------------------------------------------------
Special Value                  Salomon Brothers Asset
                               Management Inc (SaBAM)
--------------------------------------------------------------------------------
Mid Value                      T. Rowe Price Associates,
                               Inc. (T. Rowe Price)
--------------------------------------------------------------------------------
Mid Cap Value                  Lord, Abbett & Co. LLC (Lord
                               Abbett)
--------------------------------------------------------------------------------
Value                          Van Kampen Investments (Van
                               Kampen)
--------------------------------------------------------------------------------
All Cap Value                  Lord, Abbett & Co. LLC (Lord
                               Abbett)
--------------------------------------------------------------------------------
Growth & Income II             Independence Investment LLC
--------------------------------------------------------------------------------
500 Index                      MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
500 Index B                    MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
Fundamental Value              Davis Advisors (Davis)
--------------------------------------------------------------------------------
Growth & Income                Wellington Management
                               Company, LLP (Wellington
                               Management)
--------------------------------------------------------------------------------
Large Cap                      UBS Global Asset Management
                               (UBS Global AM)
--------------------------------------------------------------------------------
Quantitative Value             MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
American Growth - Income       American Insurance Funds
--------------------------------------------------------------------------------
Equity-Income                  T. Rowe Price Associates,
                               Inc. (T. Rowe Price)
--------------------------------------------------------------------------------
American Blue Chip Income &    American Insurance Funds
Growth
--------------------------------------------------------------------------------
Income & Value                 Capital Guardian Trust
                               Company (Capital Guardian)
--------------------------------------------------------------------------------
Managed                        Independence Investment LLC
                               / Capital Guardian Trust
                               Company (Capital Guardian) /
                               Declaration Management &
                               Research LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio                      Portfolio Manager             General Description
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio  Pacific Investment
                               Management Company (PIMCO)
--------------------------------------------------------------------------------
Global Allocation              UBS Global Asset Management
                               (UBS Global AM)
--------------------------------------------------------------------------------
High Yield                     Salomon Brothers Asset
                               Management Inc (SaBAM)
--------------------------------------------------------------------------------
U.S. High Yield Bond           Wells Fargo Fund Management,
                               LLC
--------------------------------------------------------------------------------
Strategic Bond                 Salomon Brothers Asset
                               Management Inc (SaBAM)
--------------------------------------------------------------------------------
Strategic Income               John Hancock Advisers, LLC
                               (JHA)
--------------------------------------------------------------------------------
Global Bond                    Pacific Investment
                               Management Company (PIMCO)
--------------------------------------------------------------------------------
Investment Quality Bond        Wellington Management
                               Company, LLP (Wellington
                               Management)
--------------------------------------------------------------------------------
Total Return                   Pacific Investment
                               Management Company (PIMCO)
--------------------------------------------------------------------------------
Real Return Bond               Pacific Investment
                               Management Company (PIMCO)
--------------------------------------------------------------------------------
Bond Index                     Declaration Management &
                               Research LLC
--------------------------------------------------------------------------------
Bond Index B                   Declaration Management &
                               Research LLC
--------------------------------------------------------------------------------
Core Bond                      Wells Fargo Fund Management,
                               LLC
--------------------------------------------------------------------------------
Active Bond                    Declaration Management &
                               Research LLC / John Hancock
                               Advisers, LLC (JHA)
--------------------------------------------------------------------------------
U.S. Government Securities     Salomon Brothers Asset
                               Management Inc (SaBAM)
--------------------------------------------------------------------------------
Short-Term Bond                Declaration Management &
                               Research LLC
--------------------------------------------------------------------------------
Money Market                   MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
Money Market B                 MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
Lifestyle Aggressive 1000      MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
Lifestyle Growth 820           MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
Lifestyle Balanced 640         MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------
Lifestyle Moderate 460         MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio                      Portfolio Manager             General Description
--------------------------------------------------------------------------------
Lifestyle Conservative 280     MFC Global Investment
                               Management (U.S.A.) Limited
                               (MFC Global)
--------------------------------------------------------------------------------

     You bear the investment risk of any portfolio you choose as an investment option for your contract. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to a sub-account.

     If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the New York Superintendent of Insurance and the SEC (to the extent required by the 1940 Act).

     We will vote shares of the portfolios held in the Variable Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the contracts. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Variable Account for contract owners) in proportion to the instructions so received.

     During the accumulation period, the contract owner has the voting interest under a contract. During the pay-out period, the annuitant has the voting interest under a contract. We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations or interpretations thereof. For further information on voting interest under the contract see "Voting Interest" in this prospectus.

Description of JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of John Hancock Variable Life Account S

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Description of the Underlying Funds

     The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares) and the Janus Aspen Series (Service Shares Class) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. For example, the investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all the other funds, you should consult the appropriate Series Fund prospectus to determine whether the entity shown on page 1 is the investment advisor or a sub-investment advisor.

     Each Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

The Fixed Investment Option

     Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option -- the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

     Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums -- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 15).

Minimum premium payments

     Each premium payment must be at least $50.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 28. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our investment risk or insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     .    by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     .    if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     . The tax problem resolves itself prior to the date the refund is to be made; or

     . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

     Your policy can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the policy's surrender value is not sufficient to pay the charges on a quarterly processing date, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan. (The "quarterly processing dates" are every third monthly deduction date. The term "monthly deduction date" is defined on page 24 under "Procedures for issuance of a policy".)

The Death Benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 900% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death, or
          (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of the issue charge deducted from account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured may not be included in the calculation of the death benefit on the policy anniversary nearest the insured person's 100th birthday. Also, you will generally be subject to lower guaranteed cost of insurance charges with respect to the Basic Sum Insured than with respect to the Additional Sum Insured.

     If your priority is to reduce your issue charges, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to reduce your guaranteed cost of insurance charges and maximize the death benefit when the insured person reaches 100, then you may wish to maximize the proportion of the Basic Sum Insured.

     Any decision you make to modify the amount of Total Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 27).

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

     As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 27). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

     On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the greater of the following:

     .    the account value on the date of death, and

     .    the lesser of the following:

     . the Basic Sum Insured plus the account value in effect immediately before the policy anniversary nearest the insured person's 100th birthday, and

     . the Basic Sum Insured plus the Additional Sum Insured in effect immediately before the policy anniversary nearest the insured person's 100th birthday.

     Death benefit Options A and B (as described above) will then cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

Requesting an increase in coverage

     After the first policy year, you may request an increase in the Basic Sum Insured or the Additional Sum Insured Additional Sum Insured at any time. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of certain policy transactions" below. When you increase the Basic Sum Insured, you will incur a special charge.

Requesting a decrease in coverage

     After the first policy year, you may request a reduction in Basic Sum Insured or the Additional Sum Insured the Sum Insured, but only if:

     .    the remaining Total Sum Insured will be at least $100,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     As to when an approved decrease would take effect, see "Effective date of certain policy transactions" below.

Change of death benefit option

     As of any policy anniversary, you may change your coverage from death benefit Option B to Option A, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

     .    Basic Sum Insured and Additional Sum Insured increases

     . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" above)

     Total Sum Insured decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

Tax consequences of coverage changes

     Please read "Tax considerations" starting on page 27 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     .    Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     .    Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     .    Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The Account Value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 21. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 21.

     The amount you've invested in any fixed investment option will earn interest at the rates we declare from time to time. For the fixed investment option, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed investment option, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge described on page 22. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment option. We reserve the right to offer one or more aditional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.


     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12).

     Subject to the restrictions set forth below, you may transfer existing account value into or out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

          Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, all transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern Time) to the close of that business day (usually 4:00 p.m. Eastern Time) are considered one transfer. You may, however, transfer to the Money Market investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market investment option. If such a transfer to the Money Market investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

          Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment option may not be transferred out of the Money Market investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Transfers out of the current fixed investment option are currently subject to the following restrictions:

     . You can only make one transfer out of the fixed investment option in each policy year.

     . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

     . The most you can transfer at any one time out of the fixed investment option is the greater of (i) $500 (ii) 25% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year

     We reserve the right to impose a minimum amount limit on transfers out of any fixed investment option. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

Surrender and Partial Withdrawals

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (Total Sum Insured) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 21). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000 or the policy's Basic Sum Insured to fall below $50,000. Because it reduces the account value, any partial withdrawal will reduce your death benefit under either Option A or Option B (see "The Death Benefit" on page 15). Under Option A, such a partial withdrawal may also reduce the Total Sum Insured. This will happen only if the minimum insurance amount under Option A is equal to or less than the Total Sum Insured. Any such reduction in the Total Sum Insured will be implemented by first reducing any Additional Sum Insured then in effect. The Basic Sum Insured will be reduced only after the Additional Sum Insured has been reduced to zero. If such a reduction in Total Sum Insured would cause the policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     .    We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

     .    We then subtract the third item above from the second item above.

     The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years, 3.5% in policy years 11 through 20, and 3.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

     You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 27).

Description of Charges at the Policy Level

Deductions from premium payments

     . Premium charge - A charge to (i) help defray our sales costs, (ii) cover state premium taxes we currently expect to pay, on average, and
          (iii) cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. The current charge is 10% of each premium paid.

     . Enhanced cash value rider charge - A charge to cover the cost of this rider, if elected, equal to 1% of all Qualifying Premiums paid in policy years 1-8.

Deductions from account value

     . Administrative charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $15 (currently $9).

     . Issue charge - A monthly charge to primarily help defray sales costs. To determine the charge we multiply the amount of Basic Sum Insured at issue by a rate which varies by the insured person's sex and age at issue.

     . Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

     . Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if the insured person is subject to certain types of special insurance risk.

     . Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. This charge does not apply to the current fixed invest option.

     . Optional benefits charge - Monthly charges for any optional insurance benefits added to the policy by means of a rider (other than the enhanced cash value rider).

     . Increase in Basic Sum Insured charge - A charge imposed each time you increase the amount of Basic Sum Insured after your policy is issued. To determine the charge we multiply the amount of the increase in Basic Sum Insured by the applicable rate derived from an acturial table. The table in your policy will show the maximum rates we can use. The rates vary by the attained age of the insured person on the date the increase occurs. The Basic Sum Insured cannot be increased after attained age 79.

     . Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $50 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

     The premium charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the maintenance charge may also be recovered from such other sources.

Method of deduction

     We deduct the monthly charges described in the Fee Tables section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of Charges at the Fund Level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 7 and 8) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

     The figures for the funds shown in the tables on pages 7 and 8 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other Policy Benefits, Rights and Limitations

Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

     . Disabilty Waiver of Charges Rider - This rider waives charges under the policy during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person's 65th birthday or (ii) the cessation of total disability.

     . Disability Payment of Specified Premium Rider - This rider will deposit the Specified Premium into the account value of your policy each month during the total disability (as defined in the rider) of the insured person. There is a 6 month "waiting period" of total disability before deposits begin. Deposits continue until cessation of total disability, but will cease at the insured person's 65th birthday if total disability begins on or after the policy anniversary nearest the insured person's 60th birthday. The "Specified Premium" is chosen at issue and will be stated in the Policy Specifications page of your policy.

     . Enhanced Cash Value Rider - If you surrender the policy at any time during the first 8 policy years (other than as part of a Section 1035 exchange) and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of total Qualifying Premiums paid less cumulative partial withdrawals and policy loans. The percentage used in each policy year will be specified in the policy. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not affected by this rider. This rider can only be elected at the time of application for the policy.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 22. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000 and a minimum Basic Sum Insured at issue of $50,000. At the time of issue, the insured person must have an attained age of at least 15 and no more than 90. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     .    The policy is delivered to and received by the applicant.

     .    The Minimum Initial Premium is received by us.

     . The insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     .    Combining or removing investment options

     .    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     .    Borrow or withdraw amounts you have in the investment options

     .    Change the beneficiary who will receive the death benefit

     .    Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     . JHVLICO at one of the addresses shown on the back cover of this prospectus, or

     .    the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year).

Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .    surrenders or partial withdrawals

     .    change of death benefit option

     .    increase or decrease in Total Sum Insured

     .    change of beneficiary

     .    election of payment option for policy proceeds

     .    tax withholding elections

     .    election of telephone transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     .    loans

     .    transfers of account value among investment options

     .    change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Tax considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Total Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Legal matters

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

Financial Statements Reference

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting experts

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of JHVLICO at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus, and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                            Page
------------------                            ----
Account S .....................................18
account value ..................................5
Additional Sum Insured ........................21
asset-based risk charge .......................27
attained age ..................................26
Basic Sum Insured .............................21
beneficiary ...................................23
business day ..................................18
changing Option A or B ........................23
changing the Total Sum Insured ................22
charges .......................................26
Code ..........................................33
cost of insurance .............................26
date of issue .................................29
death benefit ..................................5
deductions ....................................26
expenses of the Series Funds ..................28
fixed investment option .......................19
full surrender ................................25
funds .........................................18
grace period ..................................21
insured person .................................5
investment option ..............................1
JHVLICO .......................................17
lapse .........................................21
loan ..........................................25
loan interest .................................25
Market Timing .................................24
maximum premium payments ......................20
Minimum Initial Premium .......................29
minimum premiums ..............................20
modified endowment ............................34
monthly deduction date ........................30
Option A .......................................5
Option B .......................................5
optional benefits charge ......................27
owner .........................................30
partial withdrawal ............................25
partial withdrawal charge .....................27
payment options ...............................23
Planned Premium ...............................19
policy anniversary ............................29
policy year ...................................29
premium; premium payment .......................5
prospectus .....................................2
receive; receipt ..............................32
reinstate; reinstatement ......................21
SEC ...........................................18
Series Funds ..................................18
Servicing Office ...............................1
special loan account ..........................25
subaccounts ...................................18
Surrender ......................................5
surrender value ................................5
tax considerations ............................32
telephone transactions ........................32
Total Sum Insured .............................21
transfers of account value ....................24
variable investment options ...................18
we; us ........................................17
withdrawal ....................................25
withdrawal charge .............................27
you; your .....................................30

     In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

                            JHVLICO SERVICING OFFICE

   Express Delivery                                               Mail Delivery
529 Main Street (X-4)                                             P.O. Box 111
Charlestown, MA 02129                                           Boston, MA 02117

        Phone:                                                         Fax:
   1-800-732-5543                                                1-617-886-3048

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File No. 811-7782

                      Statement of Additional Information
                               dated
                                     -----------
                                for interests in

              John Hancock Variable Life Account S ("Registrant")
                       Interests are made available under

                      PERFORMANCE EXECUTIVE VARIABLE LIFE

          a flexible premium variable universal life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" or "Depositor")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.

                               TABLE OF CONTENTS

Contents of this SAI                                           Beginning on page
--------------------                                           -----------------
Description of the Depositor................................
Description of the Registrant...............................
Services Provided by John Hancock and Affiliates............
Other Service Providers and Experts.........................
Principal Underwriter and Distributor.......................
Financial Statements of Registrant and Depositor............

Description of the Depositor

     Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

     JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

     Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

     The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services Provided by John Hancock and Affliates

     The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Other Service Providers and Experts

     Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

     Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant and Depositor at December 31, 2003 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Principal Underwriter and Distributor

     Signator Investors, Inc. ("Signator") acts as the principal distributor of the policies sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117. Signator is a subsidiary of John Hancock.

     You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and us. We pay compensation to these broker-dealers for promoting, marketing and selling our products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions and assuming no election of the optional enhanced cash value rider) is as follows:

     . 21.25% of the Target Premium paid in the first policy years plus 4.55% of any excess premium payments,

     . 10% of all premiums paid in each of policy years 2 through 4 up to the Target Premium plus 3% of any excess premium payments,

     .    3% of all premium payments paid in policy years 5 through 10, and

     . 0.15% of end-of-year account value less policy loans in policy year 2 and thereafter.

     In situations where the broker dealer provides some or all of the additional marketing services required, JHVLICO pays an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, JHVLICO may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, JHVLICO may pay additional compensation to broker-dealers as part of special sales promotions.

     Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangements. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals and assuming no election of the optional enhanced cash value rider) is as follows:

     . 20.8% of the Target Premium paid in the first policy year, 9.75% of the Target Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each policy year thereafter,

     . 4.8% of any premium paid in the first policy year in excess of the Target Premium,

     . 3.00% to 3.25% of any premium paid in any other policy year in excess of the Target Premium, and

     . 0.14% of end-of-year account value less policy loans in policy year 2 and thereafter.

     Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. Signatore representatives may also receive additional cash incentives (in the form of bonus payments, expense payments or the waiver of overhead costs or expenses) or on-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of policies issued by JHVLICO. From time to time, Signator, at its expense, may provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our policies instead of policies issued by other insurance companies.

     JHVLICO offers these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts U, V and UV, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

     JHVLICO reimburses Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

     The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:

2004.....   $
2003.....   $
2002.....   $

     Financial Statements for John Hancock Variable Life Insurance Company

     To be filed by Post-Effective Amendment

     Financial Statements for John Hancock Variable Life Account S

     To be filed by Post-Effective Amendment

     In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

                            JHVLICO SERVICING OFFICE

  Express Delivery                                                Mail Delivery
529 Main Street (X-4)                                             P.O. Box 111
Charlestown, MA 02129                                           Boston, MA 02117

       Phone:                                                         Fax:
   1-800-732-5543                                                1-617-886-3048

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File No. 811-7782

Part C: Other Information

Item 27. Exhibits

     (a) JHVLICO Board Resolution establishing the separate account is incorporated by reference from Post-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 33-79108, filed January 11, 1996.

     (b) Not Applicable

     (c)(i) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, is incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

     (ii) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

     (iii) Schedule of sales commissions included in Exhibit 27(c)(i) above.

     (d) Form of flexible premium variable life insurance policy, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-55172, filed on June 27, 2001.

     (e) Form of application for policies, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-55172, filed on June 27, 2001.

     (f)(i) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

     (ii) JHVLICO By-laws are incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

     (g)  Not Applicable

     (h)(i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Massachusetts Financial Services Company, is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (v) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company, is incorporated by reference from File 333-425, filed on Form S-6 on November 1, 2001.

     (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 4 to File No. 333-52128, filed on September 12, 2002.

     (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-52128, filed on December 23, 2002.

     (i) Not applicable.

     (j) Powers of Attorney for Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002. Powers of Attorney for Michael A. Bell and Dec Mullarkey, are incorporated by reference from Post-Effective Amendment No. 5 to File No. 333-76660, filed on October 11, 2002.

     (k) Opinion and consent of counsel as to securities being registered , incorporated by reference from Pre-Effective Amendment No. 1 to this File (File No. 333-425), filed on July 26, 1996.

     (l) Not applicable.

     (m) Not applicable.

     (n) Opinions of Counsel as to the eligibility of this post-effective amendment Pursuant to Rule 485(b), to be filed by post-effective amendment.

     (n)(1) Consent of Independent Auditors, to be filed by post-effective amendment.

     (o) Not applicable.

     (p) Not applicable.

     (q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76662, filed April 19, 1996.

Item 28. Directors and Officers of the Depositor as of February, 2005

Directors
James M. Benson
Michele G. Van Leer
Ronald J. Bocage
Robert A. Cook
Steven Finch
Dec Mullarkey
Mark Newton
Daniel L. Ouellette
Robert R. Reitano

Officers
James M. Benson                        Chairman
Michele G. Van Leer                    Vice Chairman & President
Peter Scavongelli                      Secretary
Peter Copestake                        Treasurer
Ronald J. Bocage                       Vice President & Counsel
Robert A. Cook                         Vice President
Dec Mullarkey                          Vice President
Mark Newton                            Vice President
Daniel L. Ouellette                    Vice President
Rosalie Calabraro                      Assistant Secretary
Patricia Cassidy                       Illustration Actuary
Stephen J. Blewitt                     Vice President - Investment
George H. Braun                        Vice President - Investment
Diane M. Crisileo                      Vice President - Investment
Willma H. Davis                        Vice President - Investment
Scott S. Hartz                         Vice President - Investment
David Henderson                        Vice President - Investment
E. Kendall Hines, Jr.                  Vice President - Investment
William McPadden                       Vice President - Investment
C. Bruce Metzler                       Vice President - Investment
Barry Nectow                           Vice President - Investment
Phillip J. Peters                      Vice President - Investment
Steven Mark Ray                        Vice President - Investment
Klaus O. Shigley                       Vice President - Appointed Actuary
Patrick Gill                           Assistant Controller
Kevin J. McWilliams                    Assistant Treasurer
Wayne Zuk                              Assistant Treasurer
Peter S. Mitsopoulos                   Assistant Treasurer
Cathy Hopkinson                        Assistant Treasurer
Steven Dunn                            Assistant Treasurer
Benjamin O'Neill                       Assistant Treasurer
Marilyn Kobayashi                      Assistant Treasurer
Faisal Rahman                          Assistant Treasurer
David Hayter                           Assistant Vice President, Sec. Operations

----------
     All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under

JHVLICO's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I (the "Trust"), a mutual fund registered under the Investment Company Act of 1940 as an open-end management investment company of the "series" type.

The Registrant and other separate accounts of John Hancock and its subsidiary, John Hancock Variable Life Insurance Company, ("JHVLICO") own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity contracts and variable life insurance policies, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Trust held by the Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

The Depositor is controlled by John Hancock Financial Services, Inc. ("JHFS"). A list of persons controlled by JHFS is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 15, 2004.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation ("MFS"). A list of other persons controlled by MFS as of December 31, 2003 appears below:

                                                     % of      Jurisdiction of
Affiliate                                           Equity      Incorporation
------------------------------------------------------------------------------
MANULIFE FINANCIAL CORPORATION                         100    CANADA
Jupiter Merger Corporation                             100    Delaware
The Manufacturers Life Insurance Company               100    Canada
Manulife Bank of Canada                                100    Canada
Manulife Financial Services Inc.                       100    Canada
Manulife Securities International Ltd.                 100    Canada
Enterprise Capital Management Inc.                      20    Ontario
Cantay Holdings Inc.                                   100    Ontario
FNA Financial Inc.                                     100    Canada
Elliot & Page Limited                                  100    Ontario
NAL Resources Limited                                  100    Alberta
3550435 Canada Inc.                                    100    Canada
MFC Insurance Company Limited                          100    Canada
FCM Holdings Inc.                                      100    Philippines
Manulife Canada Ltd.                                   100    Canada
1293319 Ontario Inc.                                   100    Ontario
3426505 Canada Inc.                                    100    Canada

Canaccord Holdings Ltd.                              12.82    British Columbia
Manulife International Capital Corporation
   Limited                                             100    Ontario
Golf Town Canada Inc.                                43.43    Canada
Regional Power Inc.                                     80    Canada
Addalam Power Corporation/1/                            50    Philippines
Avotus Corp.                                         10.36    Canada
First North American Insurance Company                 100    Canada
JLOC Holding Company                                    30    Cayman Islands
Opportunity Finance Company                             30    Cayman Islands
Resolute Energy Inc.                                 11.62    Alberta
Seamark Asset Management Ltd.                        35.01    Canada
NAL Resources Management Limited                       100    Canada
1050906 Alberta Ltd.                                   100    Alberta
PK Liquidating Company II, LLC                          18    Delaware
PK Liquidating Company I, LLC                        18.66    Delaware
Micro Optics Design Corporation                      17.69    Nevada
Innova LifeSciences Corporation                       15.6    Ontario
2015401 Ontario Inc.                                   100    Ontario
2015500 Ontario Inc.                                   100    Ontario
MFC Global Investment Management (U.S.A.) Limited      100    Canada
Cavalier Cable, Inc./2/                                 78    Delaware
2024385 Ontario Inc.                                   100    Ontario
NALC Holdings Inc./3/                                   50    Ontario
Manulife Holdings (Alberta) Limited                    100    Alberta
Manulife Holdings (Delaware) LLC                       100    Delaware
The Manufacturers Investment Corporation               100    Michigan
Manulife Reinsurance Limited                           100    Bermuda
Manulife Reinsurance (Bermuda) Limited                 100    Bermuda
The Manufacturers Life Insurance Company (U.S.A.)      100    Michigan
ManuLife Service Corporation                           100    Colorado

Manulife Financial Securities LLC                      100    Delaware
Manufacturers Securities Services, LLC/4/               60    Delaware
The Manufacturers Life Insurance Company of New
   York                                                100    New York
The Manufacturers Life Insurance Company of
   America                                             100    Michigan
Aegis Analytic Corporation                           15.41    Delaware
Manulife Property Management of Washington, D.C.,
   Inc.                                                100    Wash., D.C.
ESLS Investment Limited, LLC                            25    Ohio
Polymerix Corporation                                 11.4    Delaware
Ennal, Inc.                                            100    Delaware
Avon Long Term Care Leaders LLC                        100    Delaware
TissueInformatics Inc.                               14.71    Delaware
Ironside Venture Partners I LLC                        100    Delaware
NewRiver Investor Communications Inc.                11.29    Delaware
Ironside Venture Partners II LLC                       100    Delaware
Flex Holding, LLC                                     27.7    Delaware
Flex Leasing I, LLC                                  99.99    Delaware
Manulife Leasing Co., LLC                               80    Delaware
Dover Leasing Investments, LLC                          99    Delaware
MCC Asset Management, Inc.                             100    Delaware
MFC Global Fund Management (Europe) Limited            100    England
MFC Global Investment Management (Europe) Limited      100    England
WT (SW) Properties Ltd.                                100    England
Manulife Europe
   Ruckversicherungs-Aktiengesellschaft                100    Germany
Manulife International Holdings Limited                100    Bermuda
Manulife Provident Funds Trust Company Limited         100    Hong Kong
Manulife Asset Management (Asia) Limited               100    Barbados
P.T. Manulife Aset Manajemen Indonesia                  85    Indonesia
Manulife Asset Management (Hong Kong) Limited          100    Hong Kong
Manulife (International) Limited                       100    Bermuda
Manulife-Sinochem Life Insurance Co. Ltd.               51    China
The Manufacturers (Pacific Asia) Insurance
   Company Limited                                     100    Hong Kong

Manulife Consultants Limited                           100    Hong Kong
Manulife Financial Shareholdings Limited               100    Hong Kong
Manulife Financial Management Limited                  100    Hong Kong
Manulife Financial Group Limited                       100    Hong Kong
Manulife Financial Investment Limited                  100    Hong Kong
Manulife (Vietnam) Limited                             100    Vietnam
The Manufacturers Life Insurance Co. (Phils.),
   Inc.                                                100    Philippines
FCM Plans, Inc.                                        100    Philippines
Manulife Financial Plans, Inc.                         100    Philippines
P.T. Asuransi Jiwa Manulife Indonesia                   71    Indonesia
P.T. Buanadaya Sarana Informatika                      100    Indonesia
P.T. Asuransi Jiwa Arta Mandiri Prima                  100    Indonesia
P.T. Zurich Life Insurance Company                     100    Indonesia
P.T. ING Life Insurance Indonesia                      100    Indonesia
Manulife (Singapore) Pte. Ltd.                         100    Singapore
Manulife Holdings (Bermuda) Limited                    100    Bermuda
Manulife Management Services Ltd.                      100    Barbados
Manufacturers P&C Limited                              100    Barbados
Manufacturers Life Reinsurance Limited                 100    Barbados
Manulife European Holdings 2003 (Alberta) Limited      100    Alberta
Manulife European Investments (Alberta) Limited        100    Alberta
Manulife Hungary Holdings Limited/5/                    99    Hungary
MLI Resources Inc.                                     100    Alberta
Manulife Life Insurance Company/6/                      35    Japan
Manulife Century Investments (Bermuda) Limited         100    Bermuda
Manulife Century Investments (Luxembourg) S.A.         100    Luxembourg
Manulife Century Investments (Netherlands) B.V.        100    Netherlands
Daihyaku Manulife Holdings (Bermuda) Limited           100    Bermuda
Manulife Century Holdings (Netherlands) B.V.           100    Netherlands
Kyoritsu Confirm Co., Ltd./7/                         90.9    Japan

Manulife Premium Collection Co., Ltd./8/                57    Japan
Y.K. Manulife Properties Japan                         100    Japan
Manulife Holdings (Hong Kong) Limited                  100    Hong Kong
Manulife (Malaysia) SDN.BHD.                           100    Malaysia
Manulife Financial Systems (Hong Kong) Limited         100    Hong Kong
Manulife Data Services Inc.                            100    Barbados

/1./ Inactive subsidiaries are noted in italics.
/2./ 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance
     Company (U.S.A.).
/3./ 50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.
/4./ 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers
     Life Insurance Company of New York.
/5./ 1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.
/6./ 32.6% of Manulife Life Insurance Company is owned by Manulife Century
     Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.
/7./ 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance
     Company.
/8./ 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century
     Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

Item 30. Indemnification

     Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification againstsuch liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

     (a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, V, and UV.

     (b) OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC. as of May 2004

Name                            Title
----                            -----
William H. Palmer               Chairman, CEO and Director
Wendy A. Benson                 President, COO and Director
Jude A. Curtis                  Executive Vice President Director
Katherine P. Klingler           Vice President

Name                            Title
----                            -----
Peter Copestake                 Vice President and Treasurer
Wayne Zuk                       Vice President, Treasury and Assistant Treasurer
Cathy Hopkinson                 Assistant Vice President, Treasury and Assistant
                                Treasurer
David Hayter                    Assistant Vice President, Securities Operations
Richard A. Brown                Assistant Treasurer
Grant D. Ward                   Secretary/Clerk
Daniel L. Ouellette             Director
Francis J. Taft                 Director
Ronald J. McHugh                Director

----------
     All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

     (c)(1) Signator Investors, Inc.

     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item
31. (c)(2-5).

Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

     John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 17th day of February, 2005.


                           On behalf of the Registrant
                      John Hancock Variable Life Account S
                                  (Registrant)

                By: John Hancock Variable Life Insurance Company


                           By: /s/ Michele G. Van Leer
                               -----------------------
                               Michele G. Van Leer
                           President and Vice Chairman

                  John Hancock Variable Life Insurance Company
                                   (Depositor)


                           By: /s/ Michele G. Van Leer
                               -----------------------
                               Michele G. Van Leer
                           President and Vice Chairman


Attest: /s/ Peter Scavongelli
        -------------------------------
        Peter Scavongelli
        Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.



/s/ PATRICK GILL                                   February 17, 2005
----------------
Patrick Gill
Controller
   (Principal Accounting Officer)


/s/ PETER COPESTAKE                                February 17, 2005
-------------------
Peter Copestake
Treasurer
   (Principal Financial Officer)


/s/ MICHELE G. VAN LEER                            February 17, 2005
-----------------------
Michele G. Van Leer
Vice Chairman of the Board and President
   (Acting Principal Executive Officer)
Signing for herself and as Attorney-In-Fact for:


James M. Benson                                    Director
Ronald J. Bocage                                   Director
Robert A. Cook                                     Director
Steven Finch                                       Director
Dec Mullarkey                                      Director
Mark Newton                                        Director
Daniel L. Ouellette                                Director
Robert R. Reitano                                  Director